                                                                   EXHIBIT 99.16

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC1

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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

             SCENARIO                                    1              2              3              4              5
----------------------------------   ------------   ------------   ------------   ------------   ------------   ------------
              SPEED                    PRICING      75% pricing    100% pricing   125% pricing   75% pricing    100% pricing
              RATES                                 Forward+100    Forward+100    Forward+100    Forward+200    Forward+200
            TRIGGERS                                     Fail          Fail           Fail          Fail           Fail
           CLEANUP CALL                             To Maturity    To Maturity    To Maturity    To Maturity    To Maturity
        DEFAULT P&I ADVANCE                         100% Advance   100% Advance   100% Advance   100% Advance   100% Advance
         DEFAULT SEVERITY                               54%            54%            54%            54%            54%
         DEFAULT RECOVERY LAG           Months       12 months      12 months      12 months      12 months      12 months
         DEFAULT BALANCE              Capped at        Current        Current        Current        Current        Current
         CPR = CDR + CRR                prepay         Balance        Balance        Balance        Balance        Balance
            CPR = CRR                PSA standard    CPR = CRR      CPR = CRR      CPR = CRR      CPR = CRR      CPR = CRR
----------------------------------   ------------   ------------   ------------   ------------   ------------   ------------
                INITIAL
       RATINGS    BOND     SUB-
CLASS    M/S      SIZE  ORDINATION
----- --------- ------- ----------
  A     Aa2/AA   80.70    19.30       CDR
                                      CummLosses
  M1    Aa3/AA    6.30    13.00       CDR              12.071         13.777         15.697         10.709         12.476
                                      DM                   57             57             57             56             56
                                      WAL                9.57           7.47           6.02           9.92           7.69
                                      CummLosses        18.22%         16.38%         15.26%         16.71%         15.19%
  M2    A2/A+     1.75    11.25       CDR                   -              -              -              -              -
                                      CummLosses
  M3    A3/A      3.20     8.05       CDR                   -              -              -              -              -
                                      CummLosses
  M4   Baa1/A-    1.40     6.65       CDR                   -              -              -              -              -
                                      CummLosses
  B1  Baa2/BBB+   1.20     5.45       CDR                   -              -              -              -              -
                                      CummLosses
  B2   Baa3/BBB   0.90     4.55       CDR                   -              -              -              -              -
                                      CummLosses
  B3   Ba1/BBB-   0.75     3.80       CDR                   -              -              -              -              -
                                      CummLosses
  B4   Ba2/BB+    0.50     3.30       CDR                   -              -              -              -              -
                                      CummLosses
  B5   Ba2/BB+    1.00     2.30       CDR
                                      CummLosses
  B6   NR/BB+     0.85     1.45       CDR
                                      CummLosses
  OC              1.45        -                             -              -              -              -              -

             SCENARIO                      6              7              8              9
----------------------------------    ------------   ------------   ------------   ------------
              SPEED                   125% pricing   75% pricing    100% pricing   125% pricing
              RATES                   Forward+200    Forward+300    Forward+300    Forward+300
            TRIGGERS                     Fail           Fail            Fail           Fail
           CLEANUP CALL               To Maturity    To Maturity    To Maturity    To Maturity
        DEFAULT P&I ADVANCE           100% Advance   100% Advance   100% Advance   100% Advance
         DEFAULT SEVERITY                 54%            54%            54%            54%
         DEFAULT RECOVERY LAG           12 months      12 months      12 months     12 months
         DEFAULT BALANCE                 Current        Current        Current        Current
         CPR = CDR + CRR                 Balance        Balance        Balance        Balance
            CPR = CRR                  CPR = CRR      CPR = CRR      CPR = CRR      CPR = CRR
----------------------------------    ------------   ------------   ------------   ------------
                INITIAL
       RATINGS    BOND     SUB-
CLASS    M/S      SIZE  ORDINATION
----- --------- ------- ----------
  A     Aa2/AA   80.70    19.30

  M1    Aa3/AA    6.30    13.00          14.490          9.314         11.283         13.480
                                             56             50             49             48
                                           6.15          10.33           7.90           6.26
                                          14.32%         15.05%         14.04%         13.51%
  M2    A2/A+     1.75    11.25               -              -              -              -

  M3    A3/A      3.20     8.05               -              -              -              -

  M4   Baa1/A-    1.40     6.65               -              -              -              -

  B1  Baa2/BBB+   1.20     5.45               -              -              -              -

  B2   Baa3/BBB   0.90     4.55               -              -              -              -

  B3   Ba1/BBB-   0.75     3.80               -              -              -              -

  B4   Ba2/BB+    0.50     3.30               -              -              -              -

  B5   Ba2/BB+    1.00     2.30

  B6   NR/BB+     0.85     1.45

  OC              1.45        -               -              -              -              -